THIRD ADDENDUM TO THE PURCHASE AND SALE AGREEMENT

THIS THIRD ADDENDUM TO THE PURCHASE AND SALE AGREEMENT ("Addendum"), entered into as of November 7, 2004 (the "Effective Date") by and between Shell Landing Golf L.L.C., a Mississippi limited liability company (collectively referred to as "Seller"), The Grand Shell Landing, Inc., a Mississippi corporation and or assigns ("Purchaser"), shall amend, modify, supersede and be part of that certain PURCHASE AND SALE AGREEMENT (the "Agreement") entered on or about June 1, 2004 by and amongst the Seller and Purchaser. The Seller and the Purchaser hereby agree as follows:

1. Seller agrees to extend the Closing Date, if requested by Purchaser, until on or before November 20, 2004 (the "Additional Extension").

2. All other provisions in the Agreement shall remain in full force and effect.

3. In the event of any inconsistencies between the Agreement and this Addendum, this Addendum shall control.

IN WITNESS WHEREOF, the Seller and Purchaser have executed and entered into this Addendum as of the day first above set forth.

WITNESSED:

Vivian M Whylly
VIVIAN M WHYLLY

THE GRAND SHELL LANDING, INC.
a Mississippi corporation

By: [signature]
Albert Lazo

Its: Corporate Secretary

Dated: November 7, 2004

Robyn L. Basl

SHELL LANDING GOLF L.L.C.
a Mississippi limited liability company

Kenneth O. Smith

By: [signature]
Kenneth O. Smith

Its: Authorized Member

THIRD ADDENDUM TO THE
PURCHASE AND SALE AGREEMENT

THIS THIRD ADDENDUM TO THE PURCHASE AND SALE AGREEMENT (AAddendum@), entered into as of November 7, 2004 (the AEffective Date@) by and between Shell Landing Golf L.L.C., a Mississippi limited liability company (collectively referred to as "Seller"), The Grand Shell Landing, Inc., a Mississippi corporation and or assigns ("Purchaser"), shall amend, modify, supersede and be part of that certain PURCHASE AND SALE AGREEMENT (the AAgreement@) entered on or about June 1, 2004 by and amongst the Seller and Purchaser. The Seller and the Purchaser hereby agree as follows:

1. Seller agrees to extend the Closing Date, if requested by Purchaser, until on or before November 20, 2004 (the "Additional Extension").

2. All other provisions in the Agreement shall remain in full force and effect.

3. In the event of any inconsistencies between the Agreement and this Addendum, this Addendum shall control.

IN WITNESS WHEREOF, the Seller and Purchaser have executed and entered into this Addendum as of the day first above set forth.

WITNESSED:

____

____

THE GRAND SHELL LANDING, INC.
a Mississippi corporation

By: ______________________
Albert Lazo

Its: Corporate Secretary

Dated: November 16, 2004

____

____

SHELL LANDING GOLF L.L.C.
a Mississippi limited liability company

By: ______________________
Kenneth O. Smith

Its: Authorized Member
Dated: November 16, 2004